EXHIBIT 4.1

                              FORM OF COMMON STOCK

Number                                                         Shares

                            NETSOL TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS                                    CUSIP
OF THE STATE OF NEVADA


THIS CERTIFIES THAT
--------                                                       --------


Is the owner of

   FULLY PAID AND NON-ASSESSABLE 25,000,000 AUTHORIZED SHARES COMMON SHARES,
                               PAR VALUE $001, OF

                            NETSOL TECHNOLOGIES, INC.

Transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

/s/Patti L. W. McGlasson                  /s/Naeem Ghauri
CORPORATE SECRETARY      COMPANY SEAL   CHIEF EXECUTIVE OFFICER

The Corporation will furnish to any stockholder upon request and without charge, a statement of the powers, designations preferences and relative participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations restriction of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such requests should be addressed to the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      -as tenants in common
TEN ENT      -as tenants by the entireties
JT TEN       -as joint tenants with right of Survivorship

UNIF GIFT MIN ACT- _________ Custodian _________
                    (cust)              (minor)

                   under Uniform Gifts to Minors Act ________
                                                     (state)

UNIF TRF MIN ACT-  _________ Custodian __________
                    (cust)             (minor)

                   under Uniform Transfers to Minors Act ____________
                                                            (state)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASIGNEE)
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Shares of the common stock represented by the within Certificate, and do hereby irrevocably consent and appoint
_________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated:
      -----------------------

                                   X
                                    -----------------------------------

                                   X
                                     ----------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                               THE FACE OF THE CERTIFICATE IN EVERY
                               PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                               OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By:
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The signature(s) must be guaranteed by an eligible guarantor institution (Banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), Pursuant to S.E.C. Rule 17Ad-15